EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the report of Monsanto Company (the "Company") on Form 10-Q for the period ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company does hereby certify that, to the best of such officer's knowledge:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ HUGH GRANT
                                           -------------------------------------
                                           Hugh Grant
                                           President and Chief Executive Officer



                                           /s/ TERRELL K. CREWS
                                           -------------------------------------
                                           Terrell K. Crews
                                           Executive Vice President and Chief
                                           Financial Officer


January 14, 2004